Exhibit 10.11

REGUS Business Centre Service Agreement

Agreement No.:		Agreement Date:	12/01/2004

CALIFORNIA, Palo Alto - Downtown Ú
Business Centre Bank Details
Street/Floor	228 Hamilton Avenue – 3rd Floor	Name:	JP Morgan Chase
City:	Palo Alto	Sort Code:	021-000-021
State & Zip Code:	CA, 94301	Account number:	590-359-363

Client details (not a Regus Centre address)		Corporate Account	☐ Yes PCA ☐ Yes

Company name:	The Avicena Group, Inc.	Federal ID No.:
Address:	9 Neptune Street	Contact name/Title	Belinda Tsao-Nivaggioli
State:	MA	City:	Newburyport
Telephone:	1 650 798 5203	Zip Code:	01950
Emergency Contact:	Belinda Tsao-Nivaggioli	Fax:	1 650 798 5202
Email Address:	Belinda_tsao@avicenagroup.com	Emergency Phone:

Invoicing details (if different)

Company name:		Contact name/Title
Address:		City:
State:		Zip Code:
Telephone:		Fax:

The standard fee (excluding Tax)

Accommodation type (IN, IS, EN, ES, EX)	Market Workstation Price per Month $	Monthly Workstation Price $	Number of workstations	Total per Month $	Accommodation Office number(s)
IN	$1,400.00	$1,400.00	1	$1,400.00	304
				$0.00
				$0.00
				$0.00
				$0.00
				$0.00
				$0.00

		Total per Month $		$1,400.00

Initial payment:	Monthly Office Payment			$1,400.00
	Service Retainer		2	$2,800.00
	Monthly Taxes	Rate	8.25% %	$28.88
	Total Initial Office Payment			$4,228.88

Monthly Payment:	Total Monthly Office Pymt (excl. of services)			$1,428.88

Direct Debit Option requested by client:                 ☐    (check, if accepted fill out “Direct Debit Authorization Form”)

Length of agreement	Start date (MM/DD/YY):	December 1, 2004	End date (MM/DD/YY):	September 30, 2005

Comments

1 Connectivity package at $301.00 per month and 1 Business Service Package at $89.70 per month

Tick here if you do not consent to Regus processing data in accordance with Clause 28 of this agreement.    ☐

We are REGUS BUSINESS CENTRES CORP. of One Stamford Plaza, 263 Tresser Blvd., 9th Floor, Stamford, CT 06901. This agreement incorporates our terms of business set out overleaf USING REGUS BUSINESS CENTRES which you confirm you have read and understood. We both agree to comply with those terms and our obligations as set out in them. Note that the agreement does not come to an end automatically. See “Bringing your agreement to an end” overleaf.

Name (printed) Belinda Tsao Nivaggioli	Name (printed) Frank De Prato

Title (printed) COO	Title (printed) Assistant General Manager

Date (MM/DD/YY) 12/16/04	Date (MM/DD/YY) 12/16/04

SIGNED on your behalf (Client)	SIGNED on your behalf (Regus)
/s/ Belinda Tsao Nivaggioli	/s/ Frank De Prato